Exhibit 99.1

Casper Provides Business Updates

Company Experiencing Strength in e-Commerce Business

Q1 2020 Results Expected to be in Line with Guidance

Corporate Initiatives Announced

Executive Management Updates Announced

Q1 2020 Earnings Call Announced

NEW YORK--(BUSINESS WIRE)-- Casper Sleep Inc. (the “Company”) (NYSE: CSPR) today provided an update on additional measures the Company is taking in response to the ongoing COVID-19 pandemic. In addition, the Company is announcing certain management updates and affirming that it expects its Q1 2020 results to be in line with its previously issued guidance for the quarter.

Philip Krim, Chief Executive Officer, commented: “Casper continues to adapt quickly to this unprecedented global moment and is well-positioned to do so given our leadership in e-commerce, flexible operating model, and strong balance sheet. We are pleased with the performance we have seen in our e-commerce business in recent weeks, and will continue taking proactive measures focused on optimizing our business model and cash management.

As consumers in our category adapt to the new environment by spending more time at home and online, we believe Casper is well-positioned to serve their shifting needs. Our brand and digital strength are valuable assets as consumers shift to shopping online with brands they know and love, and we believe Casper will continue to be a trusted destination for sleep solutions in this rapidly evolving consumer landscape.

Specifically, we have seen significant strength in our e-commerce business in Q2 to date, with e-commerce sales well above expectations and multi-year high e-commerce marketing efficiency, thanks in part to the changing consumer behavior and dislocations in the media landscape. Our retail stores remain temporarily closed, impacting our overall direct-to-consumer channel, but we have taken steps, such as the previously announced retail employee furlough program, to minimize our retail operating costs until we are able to safely and responsibly re-open our stores. In addition, we announced today further restructuring initiatives related to our global business that will reduce operating costs by over $10 million on an annualized basis, as we remain committed to our timeline to achieve positive EBITDA profitability by mid-year 2021. We believe our strong balance sheet position, with approximately $116 million in cash as of the end of Q1 2020, continues to provide us with the flexibility and resiliency to weather this dynamic environment and position us for future growth.

We expect our Q1 2020 results to be in line with the net revenue and Adjusted EBITDA guidance we announced on our last earnings call. In addition, we plan to present full Q1 results and additional business updates on our upcoming Q1 2020 earnings call.”

CORPORATE INITIATIVES

In addition to the retail employee furlough announced on March 30, due to the impacts of COVID-19, the Company is taking additional cost reduction actions, including a workforce restructuring that will reduce the size of its team globally and a wind-down of its European operations to concentrate on the strength of the North American business. The Company’s European operations are expected to wind down largely by the end of 2020. In total, these actions will impact approximately 78 employees, comprising about 21% of its corporate workforce globally, and result in more than $10 million in annualized savings, and are part of the Company’s overall focus on achieving profitability.

As part of the Company’s employee relief efforts, impacted employees in North America will receive severance, extended medical coverage, career coaching, and new job placement support. Impacted employees in Europe will receive similar transition packages tailored for their regions.

Mr. Krim continued, “We are making a series of difficult decisions to preserve the long-term resiliency and flexibility of the Company. These actions enable us to focus on the strength of our North American business during this uncertain time and remain committed to our customers who continue to rely on us for a better night’s sleep—today and well into the future.”

EXECUTIVE MANAGEMENT UPDATE

The Company is also announcing the following management changes:

Greg Macfarlane, Chief Financial Officer and Chief Operating Officer, will depart the Company effective May 15, 2020 in order to assume a senior executive role outside of the Sleep industry. Mr. Macfarlane’s departure is not related to any financial performance, policy, or control issues or any disagreements on accounting or financial reporting matters. The Company has retained an executive search firm and begun a formal search for his replacement.

While the Company searches to identify a permanent successor, Stuart Brown is joining the Company to assume the role of Interim Chief Financial Officer, effective May 15, reporting to Mr. Krim. Previously, Mr. Brown served as Executive Vice President and Chief Financial Officer of Iron Mountain Inc., a publicly-traded company, from July 2016 to February 2020. While at Iron Mountain Inc., Mr. Brown led a successful acquisition and corporate development strategy that helped transform the company into a global top-ten data center business. Prior to that, Mr. Brown served as Executive Vice President and Chief Financial Officer of Red Robin Gourmet Burgers, Inc., a publicly-traded company, from September 2011 to July 2016, where he helped lead the reacceleration of the brand’s growth and was recognized nationally for his leadership in investor communications.

Emilie Arel, the Company’s President and Chief Commercial Officer, will oversee the Company’s operations on an interim basis, effective May 15. Ms. Arel has significant operations experience from her roles at Quidsi, Inc. and FULLBEAUTY Brands, where she was responsible for and oversaw all operations prior to joining the Company.

Additionally, Lisa Pillette is joining the Company as Chief Marketing Officer. Ms. Pillette is a seasoned leader with over 20 years of marketing experience. She is joining the Company following senior marketing roles at Lacoste, HSN and Ralph Lauren, and will be reporting to Ms. Arel.

“We would like to thank Greg for his service and contributions to Casper. Greg played a key role in Casper’s success and in establishing a strong finance and operating foundation for the business. In addition, we are excited to welcome Stuart and Lisa to our team and look forward to executing on our strategic plan in the future with both of them onboard,” said Mr. Krim.

Q1 2020 EARNINGS CONFERENCE CALL DATE

The Company plans to report Q1 earnings before the market opens on May 12, 2020, and will host a live conference call to discuss its earnings at 8:00 a.m. Eastern Time on May 12, 2020. Interested parties are invited to listen to the conference call which can be accessed live over the phone by dialing (833) 968-2075 (international callers please dial (778) 560-2612) prior to the scheduled conference call time and provide the following passcode: 9663337. A live audio webcast of the conference call will also be available online at ir.casper.com. Please go to the website at least ten (10) minutes prior to the call to register and to test your system’s audio. A taped replay of the conference call will be available within two hours of the conclusion of the call at ir.casper.com. The replay will be available until May 12, 2021.

The Company periodically provides information for investors on its corporate website, casper.com, and its investor relations website, ir.casper.com. This includes press releases and other information about financial performance, reports filed or furnished with the SEC and information on corporate governance.

About Casper

Casper believes everyone should sleep better. The Sleep Company has a full portfolio of obsessively engineered sleep products—including mattresses, pillows, bedding, and furniture—designed in-house by the Company’s award-winning R&D team at Casper Labs in San Francisco. In addition to its e-commerce business, Casper owns and operates 60 Sleep Shops across North America and its products are available at a growing list of retailers.

Financial Disclosure Advisory

The Company reports its financial results in accordance with U.S. generally accepted accounting principles. All financial data in this press release is preliminary and represents the most current information available to the Company’s management, as financial closing procedures for the quarter ended March 31, 2020 are not yet complete. These estimates are not a comprehensive statement of the Company’s financial results for the quarter ended March 31, 2020 and actual results may differ materially from these estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the preparation and review of the Company’s financial statements for the quarter ended March 31, 2020 and the subsequent occurrence or identification of events prior to the formal issuance of the first quarter financial results. In addition, any statements regarding the Company’s financial performance to date in the second quarter of 2020 are not necessarily indicative of the Company’s financial performance that may be expected to occur for the second quarter of 2020 or the 2020 fiscal year.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our expectations surrounding the impact of the COVID-19 pandemic and the related effect on our employees, customers and business operations; our expectations surrounding the timing and scope of the wind-down of our European operations and the timing and scope of the reduction in force in the United States; our future results of operations and financial position; anticipated cost savings as a result of our restructuring initiatives and our goal of achieving positive EBITDA by midyear 2021; our business strategy and plans, and objectives of management for future operations and creating long-term value. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the COVID-19 pandemic could adversely impact our business, financial condition and results of operations; our ability to compete successfully in the highly competitive industries in which we operate; our ability to maintain and enhance our brand; the success of our retail store expansion plans; our ability to successfully implement our growth strategies related to launching new products; the effectiveness and efficiency of our marketing programs; our ability to manage our current operations and to manage future growth effectively; our past results may not be indicative of our future operating performance; our ability to attract new customers or retain existing customers; the growth of the market for sleep as a retail category and our ability to become a leader or maintain our leadership in the category; the impact of social media and influencers on our reputation; our ability to protect and maintain our intellectual property; our exclusive reliance on third-party contract manufacturers whose efforts we are unable to fully control; our ability to effectively implement strategic initiatives; our ability to transfer our supply chain and other business processes to a global scale; risks relating to our international operations and expansion; we are dependent on our retail partners; general economic and business conditions; we could be subject to system failures or interruptions and security breaches; risks relating to changing legal and regulatory requirements, and any failure to comply with applicable laws and regulations; we may be subject to product liability claims and other litigation; we may experience fluctuations in our quarterly operating results; we have and expect to continue to incur significant losses; risks relating to our indebtedness; our need for additional funding, which may not be available; risks relating to taxes; future sales by us our stockholders may cause the market price of our stock to decline; and risks and additional costs relating to our status as a new public company. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Press:

Emma Frane

emma.frane@casper.com

Investors:

ir@casper.com